                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY
                               -----------------

    The undersigned directors and officers of Brunswick Corporation, a Delaware corporation (the "Company"), do hereby nominate, constitute and appoint Peter B. Hamilton and Victoria J. Reich and each of them individually, the true and lawful attorney or attorneys of the undersigned, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name and on behalf of the undersigned as directors and officers of the Company, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1998 and any and all amendments thereto; and each of the undersigned hereby ratifies and approves all that said attorneys or any of them shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in one or more counterparts on the date set opposite his or her name.

  Capacity                         Signature                   Date
  --------                         ---------                   ----

Chairman of the Board,          /s/ Peter N. Larson       February 9, 1999
                                -------------------
Chief Executive Officer         Peter N. Larson
(Principal Executive
Officer) and Director


Executive Vice President        /s/ Peter B. Hamilton     February 9, 1999
                                ---------------------
and Chief Financial Officer     Peter B. Hamilton
(Principal Financial Officer)


Vice President and Controller   /s/ Victoria J. Reich     February 9, 1999
                                ---------------------
(Principal Accounting Officer)  Victoria J. Reich


Director                        /s/ Nolan D. Archibald    February 9, 1999
                                ----------------------
                                Nolan D. Archibald

Capacity                         Signature                         Date
--------                         ---------                         ----

Director                 /s/ Jeffrey L. Bleustein             February 9, 1999
                         ------------------------
                         Jeffrey L. Bleustein


Director                 /s/ Michael J. Callahan              February 9, 1999
                         -----------------------
                         Michael J. Callahan


Director                 /s/ Manuel A. Fernandez              February 9, 1999
                         -----------------------
                         Manuel A. Fernandez


Director                 /s/ Peter Harf                       February 9, 1999
                         --------------
                         Peter Harf


Director                 /s/ Jay W. Lorsch                    February 9, 1999
                         -----------------
                         Jay W. Lorsch


Director                 /s/ Bettye Martin Musham             February 9, 1999
                         ------------------------
                         Bettye Martin Musham


Director                 /s/ Kenneth Roman                    February 9, 1999
                         -----------------
                         Kenneth Roman


Director                 /s/ Robert L. Ryan                   February 9, 1999
                         ------------------
                         Robert L. Ryan


Director                 /s/ Roger W. Schipke                 February 9, 1999
                         --------------------
                         Roger W. Schipke

                                   POWER OF ATTORNEY
                                   -----------------

    The undersigned director of Brunswick Corporation, a Delaware corporation (the "Company"), does hereby nominate, constitute and appoint Peter B. Hamilton and Victoria J. Reich and each of them individually, the true and lawful attorney or attorneys of the undersigned, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name and on behalf of the undersigned as director of the Company, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1998 and any and all amendments thereto; and the undersigned hereby ratifies and approves all that said attorneys or any of them shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 15, 1999.

                                    /s/ Rebecca P. Mark
                                    --------------------
                                    Rebecca P. Mark